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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


         We consent to the incorporation by reference in this Registration Statement of Virtgame.com Corp. on Form S-8 of our report dated February 5, 2001, appearing in the Annual Report on Form 10-KSB of Virtgame.com Corp. for the years ended December 31, 2000 and 1999 and to the reference to us under the heading "Experts" in such registration statement.




San Diego, California                               PANNELL KERR FORSTER
February 1, 2002                                    Certified Public Accountants
                                                    A Professional Corporation